                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Century Business Services, Inc.:

We consent to the use of our reports incorporated herein by reference in Amendment No. 2 to the Registration Statement on Form S-4 and to the reference to our firm under the heading "Experts" in such Amendment No. 2 to the Registration Statement.

                                         /s/ KPMG LLP
                                         --------------------------------------
                                         KPMG LLP

Cleveland, Ohio
September 23, 1999